Exhibit 10.2

FIRST AMENDMENT TO THE
AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF
COLE OPERATING PARTNERSHIP IV, LP
THIS FIRST AMENDMENT, is made and entered into as of August 15, 2019 (this “Amendment”) to the AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF COLE OPERATING PARTNERSHIP IV, LP, effective as of January 20, 2012, by and among CIM Real Estate Finance Trust, Inc., a Maryland corporation f/k/a Cole Credit Property Trust IV, Inc., Cole Advisor Retail Income REIT, Inc. and Cole Retail Property Trust, Inc. (the “General Partner”), CIM Real Estate Finance Management, LLC, a Delaware limited liability company f/k/a Cole REIT Management IV, LLC, Cole REIT Advisors IV, LLC, Cole Advisors: Retail Income, LLC and Cole Retail Advisors, LLC (the “Original Limited Partner”), and the limited partners set forth or which may, in the future, be set forth on Exhibit A attached hereto, as amended from time to time, with respect to CIM Real Estate Finance Operating Partnership, LP, a limited partnership formed under the laws of the state of Delaware f/k/a Cole Operating Partnership IV, LP (the “Partnership”).
W I T N E S S E T H
WHEREAS, the parties made and entered into that certain Amended and Restated Agreement of Limited Partnership effective as of January 20, 2012 (the “Partnership Agreement”); and
WHEREAS, the parties desire to enter into this Amendment to modify the Partnership Agreement;
NOW, THEREFORE, in consideration of the foregoing, of the mutual covenants among the parties to this Amendment, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby covenant and agree as follows:
The Partnership Agreement is hereby amended, effective as of the date first set forth above, so that all references to the name “Cole Operating Partnership IV, LP” shall be deleted and replaced with “CIM Real Estate Finance Operating Partnership, LP”.
[Signature pages follow]

IN WITNESS WHEREOF, the undersigned have executed this Amendment in their respective capacities set forth below as of the date first set forth above:
General Partner:
CIM REAL ESTATE FINANCE TRUST, INC.,
a Maryland corporation
By: /s/ Nathan D. DeBacker
Nathan D. DeBacker
Chief Financial Officer and Treasurer